UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1295 West Washington Street, Suite 115
Tempe, AZ	85288
(Address of principal executive offices)	(Zip Code)

(480) 618-6760
(Registrant’s telephone number, including area code)

410 N. Scottsdale Road, Suite 1000
Tempe, AZ 85288

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Series K Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $9.00 per warrant	OPENW	The Nasdaq Stock Market LLC
Series A Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $13.00 per warrant	OPENL	The Nasdaq Stock Market LLC
Series Z Warrants, each whole warrant exercisable to purchase one share of common stock at an exercise price of $17.00 per warrant	OPENZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President

On December 15, 2025, Opendoor Technologies Inc. (the “Company”) announced the appointment of Lucas Matheson as President of the Company, effective as of his employment start date, which is anticipated to be December 22, 2025. As of December 10, 2025, Shrisha Radhakrishna will no longer serve as President of the Company but will continue to serve as Chief Technology and Product Officer.

Mr. Matheson, age 46, previously served as the Chief Executive Officer of Coinbase Canada, Inc. from December 2022 to December 2025. Prior to that, he served in a number of positions at Shopify Inc., including Senior Director of Operations from January 2021 to September 2021, Senior Director Corporate FP&A, Acceleration Finance from September 2020 to January 2021 and Director of Strategic Expansion from June 2018 to September 2020. Mr. Matheson is a CFA Charterholder, received his B.Comm degree in Finance from Concordia University and received his M.B.A. from the University of Alberta.

In connection with his appointment as President, Mr. Matheson entered into an offer letter with the Company’s wholly owned subsidiary, Opendoor Operations Canada Inc., dated December 12, 2025 (the “Matheson Offer Letter”). Pursuant to the Matheson Offer Letter, Mr. Matheson is entitled to an annual base salary of $500,000 USD and is not eligible for an annual bonus. The Matheson Offer Letter further provides that Mr. Matheson will be paid a sign-on bonus in the amount of $200,000 USD on January 1, 2026, subject to repayment if Mr. Matheson’s employment terminates for any reason prior to the first anniversary of the commencement of his employment. Pursuant to the Matheson Offer Letter, Mr. Matheson will be eligible to participate in the Company’s Executive Severance Plan, as a “Tier 2 Executive.”

On his employment start date, Mr. Matheson will be granted an award of performance restricted stock units (“PRSUs”) with an initial value of $6,000,000 USD that will be eligible to vest as follows: twenty percent (20%) of the award will be eligible to vest on April 15, 2026, with the remainder of the award vesting in quarterly installments thereafter, subject to Mr. Matheson’s continued employment through each applicable vesting date and the achievement of an average closing stock price that equals or exceeds $6.24 over the thirty (30) trading day period preceding the applicable vesting date or any of the four immediately following vesting dates, with the award becoming fully vested on April 15, 2030. In addition, on his employment start date, Mr. Matheson will be granted an award of PRSUs with an initial value of $6,000,000 USD that is divided into seven (7) equal tranches, with each tranche subject to a performance-based vesting condition that requires achievement of an average closing price stock price hurdle (equal to $9, $13, $17, $21, $25, $29 and $33) over a thirty (30) trading day period commencing on April 15, 2026 and ending on October 15, 2030, as well as satisfying applicable time-based vesting conditions.

In connection with his employment with the Company, Mr. Matheson has also executed the Company’s standard form of Confidential Information and Invention Assignment Agreement and is expected to enter into the Company’s standard form of Indemnification Agreement upon his employment start date.

Mr. Matheson does not have any family relationships with any of the Company’s directors or executive officers. Mr. Matheson is not party to any transactions of the type described in Item 404(a) of Regulation S-K.

Appointment of Chief Financial Officer

On December 15, 2025, the Company announced the appointment of Christy Schwartz as Chief Financial Officer of the Company, effective as of January 1, 2026.

Ms. Schwartz, age 47, served as the Company’s interim Chief Financial Officer from September 2025 until December 2025 and previously from December 2022 to November 2024, as well as its Chief Accounting Officer from March 2021 to May 2025. Prior to that, she served as the Company’s Vice President, Corporate Controller from August 2016 to March 2021. Ms. Schwartz received her M.S. degree in Accounting from the University of Virginia and B.S. degree in Business Administration from the University of California, Berkeley.

In connection with her appointment as Chief Financial Officer, Ms. Schwartz entered into an amended offer letter with the Company’s wholly owned subsidiary, Opendoor Labs Inc. (“Labs”) dated December 12, 2025, which will be effective as of January 1, 2026 (the “Schwartz Offer Letter”) and, as of such effective date, will supersede her current offer letter with Labs dated September 18, 2025. Pursuant to the Schwartz Offer Letter, Ms. Schwartz’s annual base salary will be $1,200,000 until May 15, 2026, and thereafter will be $500,000, and Ms. Schwartz is not eligible for an annual bonus. The Schwartz Offer Letter further provides that Ms. Schwartz is entitled to a sign-on bonus in the amount of $100,000 payable on January 1, 2026, and an amount equal to the difference between $1,200,000 and any salary (before taxes, deductions, and withholdings) paid to Ms. Schwartz from September 18, 2025 through May 15, 2026, payable on the first regular payroll date after May 15, 2026, provided that she remain employed with the Company through such date. Pursuant to the Schwartz Offer Letter, Ms. Schwartz will be eligible to participate in the Company’s Executive Severance Plan, as a “Tier 2 Executive.”

On December 31, 2025, Ms. Schwartz will be granted an award of 1,695,000 PRSUs that will be eligible to vest as follows: twenty percent (20%) of the award will be eligible to vest on April 15, 2026, with the remainder of the award vesting in quarterly installments thereafter, subject to Ms. Schwartz’s continued employment through each applicable vesting date and the achievement of an average closing stock price that equals or exceeds $6.24 over the thirty (30) trading day period preceding the applicable vesting date or any of the four immediately following vesting dates, with the award becoming fully vested on April 15, 2030. In addition, on December 31, 2025, Ms. Schwartz will be granted an award of 1,695,000 PRSUs that is divided into seven (7) equal tranches, with each tranche subject to a performance-based vesting condition that requires achievement of an average closing price stock price hurdle (equal to $9, $13, $17, $21, $25, $29 and $33) over a thirty (30) trading day period commencing on April 15, 2026 and ending on October 15, 2030, as well as satisfying applicable time-based vesting conditions.

Ms. Schwartz does not have any family relationships with any of the Company’s directors or executive officers. Ms. Schwartz is not party to any transactions of the type described in Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On December 15, 2025, the Company issued a press release announcing the officer appointments. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: December 15, 2025	By:	/s/ Kaz Nejatian
	Name:	Kaz Nejatian
	Title:	Chief Executive Officer

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